Fidelity Defined Trusts, Series 4

Investment Grade Series 3, Intermediate Insured Corporate Portfolio

Supplement to the Prospectus dated May 29, 1997

Notwithstanding anything to the contrary in the Prospectus, purchases of Units of Investment Grade Series 3, Intermediate Insured Corporate Portfolio will be aggregated with all purchases of Units of any other unit investment trust that may be offered by the Sponsor for purposes of determining the reduced sales charges resulting from quantity discounts as shown in the table appearing on page 34 of the Prospectus.

January 13, 1998